SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 August 20, 1998
                ------------------------------------------------
                Date of Report (date of earliest event reported)

                             THE ENCORE GROUP, INC.
             (Exact name of registrant as specified in its charter)


     Oregon                          0-4563                   93-0580867
------------------              ----------------             -------------------
(State or other                 (Commission File       `     (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


                             THE ENCORE GROUP, INC.
                         7150 Hampton Street, Suite 202
                                Tigard, OR 97223
                                 (503) 968-1959
                ------------------------------------------------
                (Address including zip code and telephone number
                 including area code, of registrant's principal
                               executive offices)

Item 5.  Other events

On August 20, 1998, the shareholders of the Registrant held a duly authorized and notified special meeting at which, of 16,991 shares issued and outstanding, 11,737 shares, or 69.1%, were represented at the meeting and voted as follows:

1.  Election of Directors.

                                        Shares voted in favor
                                        ---------------------

                  Bruce L. Engel                11,733
                  Teri E. Engel                 11,733
                  Robert G. Fligg               11,733
                  Robert J. Gardiner            11,733
                  Fred J. Kupel                 11,733
                  Michael J. Rasmussen          11,733


2. Ratification of the appointment of Moss Adams LLP as the Company's independent auditors for the fiscal year ending December 31, 1998.

                                        Shares voted in favor
                                        ---------------------
                                                11,737


3. Ratification of a quasi-reorganization of the Company's financial statements.

                                       Shares voted in favor
                                        ---------------------
                                                11,733


4. Ratification of the terms of Preferred Stock to be issued to creditors.

                                       Shares voted in favor
                                        ---------------------
                                                11,733


5. Amendment of the Company's Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 50,000 to 10,000,000 and the number of shares of Preferred Srock from 5,000 to 500,000; to authorize the Board of Directors to determine the preferences, limitations and relative rights of any class of shares, and to issue 99 new shares of Common Stock for each one share held by shareholders as of the record date.

                                       Shares voted in favor
                                        ---------------------
                                                11,737


6. Approval of the company's 1998 Stock Option Plan.

                                       Shares voted in favor
                                        ---------------------
                                                11,737

No other business was conducted at the meeting.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   THE ENCORE GROUP, INC.


                                                   /S/Fred J. Kupel
Date:    August 31, 1998                           -----------------------------
     ----------------------                        Fred J.Kupel
                                                   Vice President-Finance and
                                                   Chief Financial Officer, and
                                                   Assistant Secretary